UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3749

DWS State Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2007

Annual Report
to Shareholders

DWS Massachusetts Tax-Free Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, this fund is non-diversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2006 are .96%, 1.72% and 1.70% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties and Note G, Restatement Information) sections of this report for gross and net expense related disclosure.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Massachusetts Tax-Free Fund and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/07
DWS Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.52%	3.13%	4.93%	5.17%
Class B	3.66%	2.36%	4.10%	4.34%
Class C	3.67%	2.36%	4.09%	4.36%
Lehman Brothers Municipal Bond Index+	5.43%	3.96%	5.50%	5.87%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/07	$ 14.18	$ 14.17	$ 14.17
3/31/06	$ 14.20	$ 14.20	$ 14.20
Distribution Information: Twelve Months as of 3/31/07: Income Dividends	$ .55	$ .44	$ .44
Capital Gain Distributions	$ .10	$ .10	$ .10
March Income Dividend	$ .0453	$ .0360	$ .0372
SEC 30-day Yield++	3.03%	2.40%	2.51%
Tax Equivalent Yield++	4.92%	3.90%	4.08%
Current Annualized Distribution Rate++	3.76%	2.99%	3.09%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.02% for Class A, shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.75% for Class A shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	51	54
3-Year	29	of	50	57
5-Year	19	of	49	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Massachusetts Tax-Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/07
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,982	$10,474	$12,145	$15,808
	Average annual total return	-.18%	1.56%	3.96%	4.69%
Class B	Growth of $10,000	$10,067	$10,535	$12,123	$15,290
	Average annual total return	.67%	1.75%	3.93%	4.34%
Class C	Growth of $10,000	$10,367	$10,725	$12,222	$15,316
	Average annual total return	3.67%	2.36%	4.09%	4.36%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,543	$11,236	$13,071	$17,683
	Average annual total return	5.43%	3.96%	5.50%	5.87%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2006 is .72% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties and Note G, Restatement Information) sections of this report for gross and net expense related disclosure.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 3/31/07
DWS Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	4.78%	3.40%	5.17%	5.44%
Lehman Brothers Municipal Bond Index+	5.43%	3.96%	5.50%	5.87%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/07	$ 14.18
3/31/06	$ 14.20
Distribution Information: Twelve Months as of 3/31/07: Income Dividends	$ .59
Capital Gain Distributions	$ .10
March Income Dividend	$ .0484
SEC 30-day Yield++	3.43%
Tax Equivalent Yield++	5.57%
Current Annualized Distribution Rate++	4.02%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.35% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.94% for Class S had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	18	of	51	35
3-Year	20	of	50	40
5-Year	13	of	49	26
10-Year	7	of	41	17

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Massachusetts Tax-Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended March 31
Comparative Results as of 3/31/07
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,478	$11,054	$12,867	$16,990
	Average annual total return	4.78%	3.40%	5.17%	5.44%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,543	$11,236	$13,071	$17,683
	Average annual total return	5.43%	3.96%	5.50%	5.87%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2006 to March 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment (including interest expense)** for the six months ended March 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,011.70	$ 1,007.80	$ 1,007.90	$ 1,012.90
Expenses Paid per $1,000*	$ 7.62	$ 11.41	$ 11.36	$ 6.32
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,017.35	$ 1,013.56	$ 1,013.61	$ 1,018.65
Expenses Paid per $1,000*	$ 7.64	$ 11.45	$ 11.40	$ 6.34
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact on net investment income, total return or net asset value.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	1.52%	2.28%	2.27%	1.26%
Expenses and Value of a $1,000 Investment (excluding interest expense) for the six months ended March 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,011.70	$ 1,007.80	$ 1,007.90	$ 1,012.90
Expenses Paid per $1,000*	$ 4.92	$ 8.71	$ 8.66	$ 3.66
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,020.04	$ 1,016.26	$ 1,016.31	$ 1,021.29
Expenses Paid per $1,000*	$ 4.94	$ 8.75	$ 8.70	$ 3.68
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	0.98%	1.74%	1.73%	0.73%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Massachusetts Tax-Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Massachusetts Tax-Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1989.

Over 30 years of investment industry experience.

BA and MBA, University of Massachusetts at Amherst.

Rebecca L. Flinn

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1999.

Over 20 years of investment industry experience.

BA, University of Redlands, California.

Philip G. Condon serves as lead portfolio manager of DWS Massachusetts Tax-Free Fund. Rebecca L. Flinn is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Can you characterize conditions in the municipal bond market during the annual period ended March 31, 2007?

A: Over the period, results for both the taxable and municipal bond markets were positive. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 5.43% for the 12-month period ended March 31, 2007.1 The broad taxable bond market returned 6.59% for the same period, as measured by the Lehman Brothers Aggregate Bond Index.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For most of the first half of the fund's annual period, the trend was toward a lower volume of municipal issuance versus the same period a year earlier. As the period progressed, the pace of supply picked up dramatically, driven in large part by refunding activity. To illustrate, the first quarter 2007 volume of $104 billion was 42% higher than the first quarter of 2006. On the demand side, the municipal market continued to experience interest from institutional investors using nontraditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. Tax-free mutual fund flows were tepid for much of the year but became significantly positive in the last quarter. Retail demand for municipals was relatively quiet.

Early in the annual period, the US Federal Reserve Board (the Fed) increased the fed funds rate, a benchmark short-term lending rate, on two separate occasions in increments of 0.25%, to its current level of 5.25%, before pausing in August. Longer-term municipal yields fell during the period, while short-term yields were relatively unchanged. Since a bond's yield moves in the opposite direction of its price, this meant that longer-maturity municipals provided the best performance over the 12 months.

The overall result was that the tax-free yield curve flattened over the 12-month period.3 On the municipal bond curve, yields on two-year issues were unchanged, while bonds with 30-year maturities experienced a yield decrease of 36 basis points, resulting in a total flattening of 36 basis points. (100 basis points equals one percentage point. See the graph on the next page for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

With respect to credit quality, the trend in the municipal market was toward improved ratings over the period, as municipalities continued to benefit from a growing economy nationally. High-yield municipal bond performance was slightly favorable versus that of the broader municipal market over the year. The yield spread provided by lower-quality bonds to compensate investors for assuming the incremental risk of these issues remains very tight by historical standards.

Municipal Bond Yield Curve (as of 3/31/06 and 3/31/07)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS Scudder product.

Past performance is no guarantee of future results.

Q: How did DWS Massachusetts Tax-Free Fund perform for the annual period?

A: DWS Massachusetts Tax-Free Fund's Class A shares posted a positive return for the period of 4.52%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) This return compares to 5.43% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund's performance for the 12 months matched the 4.52% average of its peer group, the Lipper Massachusetts Municipal Debt Funds category.4

4 The Lipper Massachusetts Municipal Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in Massachusetts. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Massachusetts Municipal Debt Funds category. For the 1-, 3- and 5-year periods this category's average was 4.52% (51 funds), 3.18% (50 funds) and 4.72% (49 funds), respectively, as of 3/31/07. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: Over the period, we maintained a relatively conservative posture, meaning that we sought to avoid taking any undue credit or interest rate risk. This translated into an underweighting of both lower-quality and longer-maturity issues.5

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

With respect to credit risk, the yield advantage provided by BBB-rated versus AAA-rated issues has for some time been narrow by historical standards, and we did not feel that we could justify any significant tilt toward lower-quality given the minimal incremental reward. This was a modest negative for the fund's performance as prices of high-yield issues held up well over the period, allowing investors to benefit from the incremental income they provide.

A similar risk/reward analysis underlies the fund's positioning with respect to the maturities held. We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral portfolio duration and corresponding sensitivity to interest rate changes. In attempting to maintain a duration-neutral stance, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. The flattening of the yield curve has significantly reduced the income advantage provided by longer-term issues. We believe there is currently more value to be found among intermediate-term bonds, and have been focused on the 10- to 15-year segment of the market, funding some purchases with proceeds from the sale of longer-term bonds. This constrained performance as yields fell and prices rose on long-term issues over the period.

The fund benefited significantly from prerefunding of its holdings. When a municipal bond is to be prerefunded, it typically experiences a strengthening of its price in anticipation of an upgrade in its credit quality to the AAA-level. Approximately 13% of the fund's holdings were prerefunded over the year, reflecting in part our focus on higher coupon bonds.

Q: What is your current assessment of the Massachusetts economy and municipal bond market?

A: The fiscal health of Massachusetts remains sound and continued to show signs of improvement during the period. Standard & Poor's Corporation continued to rate the state's bonds AA with a stable outlook over the period, while Moody's Investors Service, Inc. held their rating at Aa2 with a stable outlook.6

6 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Massachusetts carries a relatively high debt burden, and faces many of the same challenges faced by other states including rising health care costs and unfunded pension liabilities. In addition, significant new issuance is planned to support improvements to local schools, and the impact of newly passed health care legislation will bear watching. However, the state has a diverse and fundamentally sound economy, with depth in areas including education, health care, technology and financial services. Employment growth has continued and personal income tax revenues have experienced a strong rebound. The state has established a strong record of professional management and fiscal discipline, which is reflected in improving reserves and the avoidance of using one-time revenue sources to offset ongoing costs. Fiscal 2006 was the third consecutive year of strongly favorable operating results. We continue to believe that the Massachusetts economy is on an upward course and that the outlook for the state's debt is positive.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view is subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Diversification	3/31/07	3/31/06+

Sales/Special Tax	15%	9%
State General Obligation/Lease	14%	13%
Hospital/Health Revenue	14%	14%
Other General Obligation/Lease	8%	6%
Water and Sewer Revenue	7%	17%
Higher Education	5%	7%
Port/Airport Revenue	4%	9%
Electric Revenue	2%	5%
Resource Recovery	2%	2%
Project Revenue	1%	4%
Miscellaneous Municipal	28%	14%
	100%	100%
Quality	3/31/07	3/31/06+

AAA	62%	63%
AA	23%	20%
A	2%	3%
BBB	5%	6%
BB	1%	—
B	—	1%
Not Rated	7%	7%
	100%	100%

Diversification and quality are subject to change.

Weighted average quality: AA and AA, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

+ As restated (see Note G, Restatement Information of Notes to Financial Statements).
Effective Maturity	3/31/07	3/31/06+

Less than 1 year	16%	24%
1-4.99 years	30%	17%
5-9.99 years	43%	43%
10-14.99 years	11%	11%
15 years or greater	—	5%
	100%	100%

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

+ As restated (see Note G, Restatement Information of Notes to Financial Statements).

Investment Portfolio as of March 31, 2007

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 88.4%
Massachusetts 82.2%
Bellingham, MA, Other General Obligation, 5.375%, 3/1/2015 (a)	1,765,000	1,888,515
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	1,975,000	2,052,578
8.0%, 9/1/2035	990,000	1,004,276
Boston, MA, Project Revenue, Convention Center Act 1997, Series A, 5.0%, 5/1/2015 (a)	2,730,000	2,886,593
Boston, MA, Senior Care Revenue, Industrial Development Finance Authority, First Mortgage, Springhouse, Inc., 5.5%, 7/1/2008	695,000	700,289
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	1,070,000	1,242,891
Groton-Dunstable, MA, School District General Obligation, Regional School District, 5.0%, 10/15/2015 (a)	1,920,000	2,039,693
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (a)	1,260,000	1,365,638
Hopkinton, MA, Other General Obligation:
5.5%, 9/1/2012	1,735,000	1,877,426
5.5%, 9/1/2014	1,735,000	1,877,426
Ipswich, MA, General Obligation, 5.25%, 11/15/2017 (a)	2,325,000	2,441,041
Massachusetts, Airport Revenue, Port Authority, Series A, 5.75%, 7/1/2011	2,000,000	2,156,980
Massachusetts, Airport Revenue, USAir Private Jet, AMT, Series A, 5.75%, 9/1/2016 (a)	1,000,000	1,021,670
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2021	2,000,000	2,192,180
Series A, 5.75%, 7/1/2011	355,000	377,088
Series A, 5.75%, 7/1/2015	535,000	567,105
Series B, 6.2%, 3/1/2016	3,100,000	3,532,388
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series C, 5.0%, 7/1/2015	3,175,000	3,448,399
Series C, 5.0%, 7/1/2016	2,200,000	2,399,716
Series A, 5.25%, 7/1/2020	6,270,000	7,025,096
Series A, 5.25%, 7/1/2021	5,000,000	5,618,550
Series C, 5.5%, 7/1/2017	5,000,000	5,686,300
Massachusetts, Bay Transportation System Authority, Series C, 6.1%, 3/1/2013	1,500,000	1,650,090
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	7,225,000	7,767,164
Massachusetts, Health & Educational Facilities Authority, Simmons College, Series F, 5.0%, 10/1/2019 (a)	1,230,000	1,322,029
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts:
6.625%, 5/1/2010	2,575,000	2,798,536
6.75%, 5/1/2011	2,745,000	3,064,655
6.875%, 5/1/2014	1,300,000	1,520,454
Massachusetts, Higher Education Revenue, Development Finance Agency, Smith College, Prerefunded, 5.75%, 7/1/2015	1,265,000	1,357,952
Massachusetts, Higher Education Revenue, Development Finance Agency, WGBH Educational Foundation:
Series A, 5.375%, 1/1/2015 (a)	1,200,000	1,298,784
Series A, 5.375%, 1/1/2016 (a)	1,200,000	1,298,784
Series A, 5.375%, 1/1/2017 (a)	1,200,000	1,298,784
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series K, 5.375%, 7/1/2017	5,500,000	6,222,095
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, University of Massachusetts, Series C, 5.5%, 10/1/2014 (a)	1,645,000	1,794,202
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Babson College, Series A, 5.375%, 10/1/2017	1,700,000	1,744,081
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Belmont Hill School:
5.15%, 9/1/2013	1,000,000	1,025,820
5.625%, 9/1/2020	1,265,000	1,312,716
Massachusetts, Higher Education Revenue, Industrial Finance Agency, The Tabor Academy, 5.4%, 12/1/2018	1,000,000	1,045,290
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Worcester Polytechnic, Series II, 5.125%, 9/1/2016 (a)	2,100,000	2,153,676
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,203,520
Series F, 5.75%, 7/1/2033	2,000,000	2,130,080
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System, Series E, 6.25%, 10/1/2031	2,000,000	2,149,560
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	3,800,000	4,622,700
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	4,420,000	4,696,780
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Medical, Academic & Scientific, Series B, 6.5%, 1/1/2009	3,440,000	3,446,949
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional:
Series C, 5.75%, 7/15/2013	1,750,000	1,813,087
Series D, 6.35%, 7/15/2032	3,250,000	3,666,130
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, New England Medical Center:
Series H, 5.375%, 5/15/2018 (a)	4,875,000	5,211,716
Series H, 5.375%, 5/15/2019 (a)	1,800,000	1,924,326
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	730,000	735,687
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,270,030
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, 6.75%, 7/1/2030	2,000,000	2,180,300
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	8,000,000	8,617,680
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,855,000	4,022,808
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	5,508,350
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant:
Series A, Zero Coupon, 12/15/2014	9,000,000	6,637,230
Series A, 5.5%, 12/15/2013	5,000,000	5,522,250
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes:
Series A, 5.25%, 12/15/2012	7,050,000	7,612,942
5.5%, 6/15/2014	7,000,000	7,267,890
Massachusetts, School District General Obligation, Development Finance Agency, 5.375%, 9/1/2023	1,175,000	1,264,770
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Assisted Living Facilities, TNG Marina Bay LLC Project, AMT, 7.5%, 12/1/2027	915,000	962,525
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (a)	2,600,000	2,938,728
Massachusetts, Special Obligation Dedicated Tax Revenue, 5.25%, 1/1/2021 (a)	5,000,000	5,441,900
Massachusetts, State Development Finance Agency Revenue, Biomedical Research:
Series C, 6.25%, 8/1/2013	2,180,000	2,365,322
Series C, 6.375%, 8/1/2014	1,000,000	1,088,890
Massachusetts, State Development Finance Agency Revenue, Buckingham Brown & Nichols, 3.67%*, 6/1/2036, JPMorgan Chase Bank (b)	1,000,000	1,000,000
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2015 (a)	4,000,000	4,333,360
Massachusetts, State General Obligation:
Series D, 5.5%, 11/1/2016	500,000	564,650
Series D, 5.5%, 11/1/2019	4,325,000	4,945,335
Massachusetts, State General Obligation, Central Artery, Series B, 3.8%*, 12/1/2030	1,500,000	1,500,000
Massachusetts, State General Obligation, Consolidated Loan:
Series D, 5.5%, 11/1/2014 (a)	4,990,000	5,557,563
Series C, 5.5%, 11/1/2015 (a)	12,500,000	14,042,000
Series D, 5.5%, 11/1/2019 (a)	2,500,000	2,866,575
Massachusetts, State Health & Educational Facilities Authority Revenue, Capital Asset Program, Series C, 3.7%*, 7/1/2010 (a)	1,400,000	1,400,000
Massachusetts, State Health & Educational Facilities Authority Revenue, UMass Worcester:
Series B, Prerefunded, 5.25%, 10/1/2013 (a)	220,000	234,071
Series B, 5.25%, 10/1/2013 (a)	280,000	297,609
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue, Series A, 5.0%, 8/15/2021 (a)	4,500,000	4,806,450
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, Series 2, 5.7%, 2/1/2015	35,000	35,056
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019 (c)	4,000,000	4,787,880
Massachusetts, State Water Pollution Abatement Treatment, Pool Program:
Series 7, 5.25%, 2/1/2014	3,705,000	3,929,893
Series 6, 5.625%, 8/1/2015	120,000	127,969
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2017	115,000	124,519
Series 11, Prerefunded, 5.0%, 8/1/2017	5,635,000	6,132,063
Series 11, 5.0%, 8/1/2020	100,000	106,951
Series 11, Prerefunded, 5.0%, 8/1/2020	5,650,000	6,148,386
Massachusetts, State Water Resources Authority:
Series C, Prerefunded, 5.25%, 12/1/2015 (a)	2,460,000	2,668,805
Series C, 5.25%, 12/1/2015 (a)	1,570,000	1,701,236
Series D, 5.5%, 8/1/2011 (a)	5,000,000	5,366,550
Massachusetts, Transportation/Tolls Revenue, Series E, 5.25%, 1/1/2022 (a)	4,500,000	4,844,880
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	483,465
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	618,229
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	563,970
Series A, ETM, 5.3%, 7/1/2009	705,000	730,902
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	267,555
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	267,555
Massachusetts, University of Massachusetts Building Authority Project Revenue, Series 04-1, 5.25%, 11/1/2022 (a)	2,000,000	2,198,920
Massachusetts, Water & Sewer Revenue, Water Authority, Series J, 5.5%, 8/1/2021 (a)	10,000,000	11,511,600
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,080,370
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pool Loan Program, Series 5, ETM, 5.375%, 8/1/2015	5,000,000	5,574,150
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015 (a)	6,050,000	6,571,389
Series A, 5.5%, 8/1/2013 (a)	1,445,000	1,591,061
Series A, 6.5%, 7/15/2019	3,110,000	3,708,675
Medford, MA, Core City General Obligation, 5.0%, 2/15/2015 (a)	2,085,000	2,220,316
Middleborough, MA, Other General Obligation:
5.25%, 1/15/2017 (a)	1,525,000	1,600,823
5.25%, 1/15/2018 (a)	1,515,000	1,591,780
5.25%, 1/15/2019 (a)	1,470,000	1,543,294
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012 (a)	1,145,000	1,249,813
Northbridge, MA, Core City General Obligation, 5.25%, 2/15/2014 (a)	1,490,000	1,606,622
Plymouth, MA, County General Obligation:
5.75%, 10/15/2015 (a)	1,900,000	2,044,172
5.75%, 10/15/2016 (a) (c)	1,725,000	1,860,067
Route 3 North, MA, Transportation/Tolls Revenue, Transportation Improvement Association:
5.75%, 6/15/2012 (a)	1,105,000	1,173,554
5.75%, 6/15/2013 (a)	2,500,000	2,655,100
5.75%, 6/15/2016 (a)	4,910,000	5,217,661
Springfield, MA, Core City General Obligation, 5.25%, 1/15/2019 (a)	1,000,000	1,080,350
Springfield, MA, Core City General Obligation, Municipal Purpose Loan:
5.5%, 8/1/2015 (a)	1,505,000	1,628,199
5.5%, 8/1/2016 (a)	1,685,000	1,822,934
Springfield, MA, Water & Sewer Revenue, Series A, 5.375%, 11/1/2016 (a)	1,250,000	1,347,550
Tantasqua, MA, School District General Obligation, Regional School District:
5.625%, 8/15/2012 (a)	2,580,000	2,765,270
5.625%, 8/15/2013 (a)	2,575,000	2,759,911
5.625%, 8/15/2014 (a)	2,575,000	2,759,911
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020 (a)	11,880,000	12,726,806
University of Massachusetts, Higher Education Revenue, University Building Authority:
Series 2, 5.5%, 11/1/2015 (a)	1,185,000	1,259,051
Series 2, 5.5%, 11/1/2016 (a)	1,250,000	1,328,113
Westfield, MA, Core City General Obligation, 6.5%, 5/1/2013 (a)	1,170,000	1,277,804
Westford, MA, Other General Obligation Lease, 5.125%, 4/1/2017 (a)	1,150,000	1,206,132
Westford, MA, School District General Obligation, Series A, 5.75%, 4/1/2012 (a)	1,140,000	1,215,719
Worcester, MA, Core City General Obligation, Series A, 5.5%, 8/15/2016 (a)	1,285,000	1,379,730
Worcester, MA, Other General Obligation, 5.625%, 8/15/2015 (a)	705,000	755,626
		361,145,050
Puerto Rico 6.2%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	3,970,000	4,257,309
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue:
Series Y, Prerefunded, ETM, 6.25%, 7/1/2014	1,855,000	2,150,168
Series Y, 6.25%, 7/1/2014	145,000	165,402
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series H, 5.5%, 7/1/2016 (a)	10,350,000	11,724,169
Puerto Rico, State General Obligation, Series A, 5.5%, 7/1/2022 (a) (c)	5,000,000	5,815,550
Puerto Rico, State General Obligation, Highway and Transportation Authority, Series Y, 5.5%, 7/1/2015 (a)	2,500,000	2,810,750
		26,923,348
Total Municipal Bonds and Notes (Cost $366,597,147)		388,068,398

Municipal Inverse Floating Rate Notes 24.7%
Massachusetts
Massachusetts, State Port Authority, Special Facilities Revenue, Delta Air Lines, Inc. Project, Series A, 5.5%, 1/1/2014 (a) (d)	4,000,000	4,232,470
Massachusetts, State Port Authority, Special Facilities Revenue, Delta Air Lines, Inc. Project, Series A, 5.5%, 1/1/2015 (a) (d)	3,000,000	3,174,353
Massachusetts, State Port Authority, Special Facilities Revenue, Delta Air Lines, Inc. Project, Series A, 5.5%, 1/1/2015 (a) (d)	3,000,000	3,174,353
Trust: Massachusetts, Airport Revenue, Port Authority, AMT, 144A, 10.03%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project, Series 4-A, 5.25%, 7/1/2014 (a) (d)	5,915,000	6,335,865
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project, Series 4-A, 5.25%, 7/1/2015 (a) (d)	1,960,000	2,099,458
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project, Series 5-A, 5.25%, 7/1/2014 (a) (d)	1,885,000	2,019,122
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project, Series 5-A, 5.25%, 7/1/2015 (a) (d)	1,575,000	1,687,065
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project, Series 6-A, 5.25%, 7/1/2014(a) (d)	4,250,000	4,552,397
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project, Series 6-A, 5.25%, 7/1/2015 (a) (d)	3,750,000	4,016,821
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project, Series 6-A, 5.25%, 7/1/2016 (a) (d)	2,250,000	2,410,093
Trust: Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Series 674, 144A, 9.314%, 7/1/2016, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Port Authority Revenue, Series B, 5.5%, 7/1/2011 (a) (d)	8,390,000	8,727,362
Trust: Massachusetts, Port Authority Revenue, RITES-PA 592A, AMT, 144A, 7.075%, 7/1/2011, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series B, 5.5%, 7/1/2012 (a) (d)	1,610,000	1,674,738
Trust: Massachusetts, Port Authority Revenue, RITES-PA 592B, AMT, 144A, 7.075%, 7/1/2012, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, 6.125%, 7/1/2013 (d)	1,860,000	1,964,132
Trust: Massachusetts, Port Authority Revenue, RITES-PA 598A, AMT, 8.245%, 7/1/2013, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, 6.125%, 7/1/2014 (d)	1,990,000	2,101,410
Trust: Massachusetts, Port Authority Revenue, RITES-PA 598B, AMT, 8.245%, 7/1/2014, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, 6.125%, 7/1/2015 (d)	2,130,000	2,249,823
Trust: Massachusetts, Port Authority Revenue, RITES-PA 598C, AMT, 8.245%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, 6.125%, 7/1/2016 (d)	1,850,000	1,972,683
Trust: Massachusetts, Port Authority Revenue, RITES-PA 598D, AMT, 8.495%, 7/1/2016, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, 6.125%, 7/1/2017 (d)	1,550,000	1,650,703
Trust: Massachusetts, Port Authority Revenue, RITES-PA 598E, AMT, 8.495%, 7/1/2017, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, 6.125%, 7/1/2018 (d)	2,620,000	2,734,690
Trust: Massachusetts, Port Authority Revenue, RITES-PA 598F, AMT, 6.995%, 7/1/2018, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Special Obligation Revenue, Series A, 5.375%, 6/1/2020 (a) (d)	10,000,000	10,778,600
Trust: Massachusetts, Security Trust Certificates, Series 7002B, 144A, 6.87%, 6/1/2020, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2016 (a) (d)	5,000,000	5,410,725
Trust: Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series 563, 144A, 7.355%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series D, 5.0%, 11/1/2024 (a) (d)	10,000,000	10,768,600
Trust: Massachusetts, State General Obligation, RITES-PA 1281, 144A, 6.1%, 11/1/2024, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Water Resource Authority, Series D, 5.0%, 8/1/2021 (a) (d)	13,175,000	14,137,398
Trust: Massachusetts, State Water Resources Authority, Series R-252, 144A, 6.086%, 8/1/2021, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series E, 5.0%, 11/1/2023 (a) (d)	10,000,000	10,703,050
Trust: Reset Option Certificates Trust II, Variable States, Series R-680-1, 144A, 25.71%, 11/1/2023, Leverage Factor at purchase date: 20 to 1
Total Municipal Inverse Floating Rate Notes (Cost $104,680,194)		108,575,911
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $471,277,341)+	113.1	496,644,309
Other Assets and Liabilities, Net	(13.1)	(57,476,752)
Net Assets	100.0	439,167,557
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of March 31, 2007.
+ The cost for federal income tax purposes was $471,153,110. At March 31, 2007, net unrealized appreciation for all securities based on tax cost was $25,491,199. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,491,199 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.
(a) Bond is insured by one of these companies.
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	13.7
Financial Guaranty Insurance Company	14.3
Financial Security Assurance, Inc.	11.5
Municipal Bond Insurance Association	18.0
(b) Security incorporates a letter of credit from a major bank.
(c) All or a portion of these securities represent collateral held in connection with open interest rate swaps.
(d) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security.

At March 31, 2007, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
7/26/2007 1/24/2025	8,000,000+	Fixed — 3.956%	Floating — BMA	(60,637)
4/16/2007 4/12/2027	9,000,000++	Fixed — 4.105%	Floating — BMA	(203,991)
5/13/2007 11/13/2027	4,700,000+	Fixed — 5.282%	Floating — LIBOR	51,344
Total net unrealized depreciation on open interest rate swaps				(213,284)
Counterparties: + Citibank, NA ++ JPMorgan Chase BMA: Represents the Bond Market Association. LIBOR: Represents the London Inter-Bank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007
Assets
Investments in securities, at value (cost $471,277,341)	$ 496,644,309
Cash	732,814
Interest receivable	6,051,403
Receivable for Fund shares sold	381,689
Other assets	17,876
Total assets	503,828,091
Liabilities
Distributions payable	238,631
Payable for investments purchased	501,377
Payable for floating rate notes issued	63,277,500
Payable for Fund shares redeemed	52,030
Unrealized depreciation on open interest rate swaps	213,284
Accrued management fee	177,856
Other accrued expenses and payables	199,856
Total liabilities	64,660,534
Net assets, at value	$ 439,167,557
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(68,145)
Net unrealized appreciation (depreciation) on: Investments	25,366,968
Interest rate swaps	(213,284)
Accumulated net realized gain (loss)	(643,690)
Paid-in capital	414,725,708
Net assets, at value	$ 439,167,557

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($11,606,578 ÷ 818,386 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.18
Maximum offering price per share (100 ÷ 95.50 of $14.18)	$ 14.85

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,281,582 ÷ 443,203 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.17

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,174,649 ÷ 365,075 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.17
Class S Net Asset Value, offering and redemption price(a) per share ($416,104,748 ÷ 29,342,816 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.18
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2007
Investment Income
Income: Interest	$ 24,040,319
Expenses: Management fee	2,336,477
Administration fee	373,806
Services to shareholders	245,387
Custodian and accounting fees	19,440
Distribution service fees	149,320
Auditing	76,505
Legal	45,007
Trustees' fees and expenses	14,361
Reports to shareholders and shareholder meeting	92,217
Registration fees	61,280
Interest expense and fees on floating rate notes	2,236,969
Other	64,191
Total expenses before expense reductions	5,714,960
Expense reductions	(61,095)
Total expenses after expense reductions	5,653,865
Net investment income	18,386,454
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(41,854)
Interest rate swaps	837,747
795,893
Net unrealized appreciation (depreciation) during the period on: Investments	3,456,178
Interest rate swaps	(1,762,803)
1,693,375
Net gain (loss) on investment transactions	2,489,268
Net increase (decrease) in net assets resulting from operations	$ 20,875,722

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended March 31, 2007
Cash Flows from Operating Activities:
Investment income received*	$ 25,175,681
Payment of operating expenses	(3,435,262)
Payment of interest expense on floating rate notes	(2,236,969)
Proceeds from sales and maturities of investments	192,338,114
Purchases of investments	(188,101,140)
Cash provided (used) by operating activities	$ 23,740,424
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 75,055,980
Cost of shares redeemed	(85,116,268)
Distributions paid (net of reinvestment of distributions)	(9,048,853)
Increase (decrease) in notes payable	(3,900,000)
Cash provided (used) by financing activities	(23,009,141)
Increase (decrease) in cash	731,283
Cash at beginning of period	1,531
Cash at end of period	$ 732,814
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 20,875,722
Net (increase) decrease in cost of investments	(1,225,771)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	(3,456,178)
(Increase) decrease in receivable for investments sold	5,226,594
(Increase) decrease in interest receivable	61,165
(Increase) decrease in other assets	13,078
(Increase) decrease in appreciation on interest rate swaps	1,762,803
Increase (decrease) in payable for investments purchased	501,377
Increase (decrease) in accrued expenses and other payables	(18,366)
Cash provided (used) by operating activities	$ 23,740,424
Non-Cash Financing Activities:
Reinvestment of distributions	$ 12,388,120
* Significant non-cash activity from market discount accretion and premium amortization in the net amount of $1,074,197 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2007	2006
Operations: Net investment income	$ 18,386,454	$ 19,713,068
Net realized gain (loss) on investment transactions	795,893	5,057,148
Net unrealized appreciation (depreciation) on investment transactions during the period	1,693,375	(8,105,154)
Net increase (decrease) in net assets resulting from operations	20,875,722	16,665,062
Distributions to shareholders from: Net investment income: Class A	(504,003)	(738,551)
Class B	(209,571)	(238,397)
Class C	(164,381)	(196,632)
Class AARP	(102,258)	(397,852)
Class S	(17,405,466)	(18,037,779)
Net realized gains: Class A	(89,214)	(174,134)
Class B	(46,159)	(74,619)
Class C	(36,161)	(62,947)
Class AARP	(31,822)	(96,871)
Class S	(2,884,031)	(4,337,665)
Fund share transactions: Proceeds from shares sold	75,316,869	52,337,113
Reinvestment of distributions	12,388,120	15,222,097
Cost of shares redeemed	(84,443,548)	(97,196,117)
Redemption fees	3,803	14
Net increase (decrease) in net assets from Fund share transactions	3,265,244	(29,636,893)
Increase (decrease) in net assets	2,667,900	(37,327,278)
Net assets at beginning of period	436,499,657	473,826,935
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $68,145 and $144,702, respectively)	$ 439,167,557	$ 436,499,657

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.20	$ 14.46	$ 14.91	$ 14.80	$ 14.10
Income (loss) from investment operations: Net investment income	.55	.59	.64	.65	.66
Net realized and unrealized gain (loss) on investment transactions	.08	(.12)	(.37)	.11	.71
Total from investment operations	.63	.47	.27	.76	1.37
Less distributions from: Net investment income	(.55)	(.58)	(.65)	(.65)	(.66)
Net realized gain on investment transactions	(.10)	(.15)	(.07)	—	(.01)
Total distributions	(.65)	(.73)	(.72)	(.65)	(.67)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 14.18	$ 14.20	$ 14.46	$ 14.91	$ 14.80
Total Return (%)[a]	4.52[b]	3.32[b]	1.56	5.25[b]	9.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	14	20	20	14
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.49	1.59[d]	1.16[d]	1.11[d]	1.31[d]
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.48	1.59[d]	1.16[d]	1.09[d]	1.31[d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.98	.98	.94	.95	.97
Ratio of net investment income (%)	3.88	4.07	4.40	4.40	4.51
Portfolio turnover rate (%)	41	39	34	25	37
[a] Total return does not reflect the effect of any sales charges.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact on net investment income, total return or net asset value.
[d] As restated to reflect interest expense on short term floating rate notes issued in conjunction with inverse floating rate securities (see Note G).
* Amount is less than $.005.

Class B Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.20	$ 14.45	$ 14.90	$ 14.79	$ 14.10
Income (loss) from investment operations: Net investment income	.44	.48	.53	.53	.54
Net realized and unrealized gain (loss) on investment transactions	.07	(.10)	(.37)	.11	.70
Total from investment operations	.51	.38	.16	.64	1.24
Less distributions from: Net investment income	(.44)	(.48)	(.54)	(.53)	(.54)
Net realized gain on investment transactions	(.10)	(.15)	(.07)	—	(.01)
Total distributions	(.54)	(.63)	(.61)	(.53)	(.55)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 14.17	$ 14.20	$ 14.45	$ 14.90	$ 14.79
Total Return (%)[a]	3.66[b]	2.63[b]	.81	4.39[b]	8.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	8	8	7
Ratio of expenses before expense reductions (including interest expense) (%)[c]	2.25	2.36[d]	1.91[d]	1.94[d]	2.14[d]
Ratio of expenses after expense reductions (including interest expense) (%)[c]	2.24	2.34[d]	1.91[d]	1.91[d]	2.14[d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.74	1.73	1.69	1.77	1.80
Ratio of net investment income (%)	3.12	3.32	3.65	3.58	3.68
Portfolio turnover rate (%)	41	39	34	25	37
[a] Total return does not reflect the effect of any sales charges.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact on net investment income, total return or net asset value.
[d] As restated to reflect interest expense on short term floating rate notes issued in conjunction with inverse floating rate securities (see Note G).
* Amount is less than $.005.

Class C Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.20	$ 14.45	$ 14.90	$ 14.80	$ 14.11
Income (loss) from investment operations: Net investment income	.44	.48	.53	.53	.54
Net realized and unrealized gain (loss) on investment transactions	.07	(.10)	(.37)	.10	.70
Total from investment operations	.51	.38	.16	.63	1.24
Less distributions from: Net investment income	(.44)	(.48)	(.54)	(.53)	(.54)
Net realized gain on investment transactions	(.10)	(.15)	(.07)	—	(.01)
Total distributions	(.54)	(.63)	(.61)	(.53)	(.55)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 14.17	$ 14.20	$ 14.45	$ 14.90	$ 14.80
Total Return (%)[a]	3.67[b]	2.63[b]	.81	4.34[b]	8.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	6	7	4
Ratio of expenses before expense reductions (including interest expense) (%)[c]	2.25	2.35[d]	1.90[d]	1.92[d]	2.13[d]
Ratio of expenses after expense reductions (including interest expense) (%)[c]	2.23	2.34[d]	1.90[d]	1.89[d]	2.13[d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.73	1.73	1.68	1.75	1.79
Ratio of net investment income (%)	3.13	3.32	3.66	3.60	3.69
Portfolio turnover rate (%)	41	39	34	25	37
[a] Total return does not reflect the effect of any sales charges.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact on net investment income, total return or net asset value.
[d] As restated to reflect interest expense on short term floating rate notes issued in conjunction with inverse floating rate securities (see Note G).
* Amount is less than $.005.

Class S Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.20	$ 14.46	$ 14.90	$ 14.80	$ 14.10
Income (loss) from investment operations: Net investment income	.59	.62	.68	.68	.69
Net realized and unrealized gain (loss) on investment transactions	.08	(.11)	(.37)	.11	.71
Total from investment operations	.67	.51	.31	.79	1.40
Less distributions from: Net investment income	(.59)	(.62)	(.68)	(.69)	(.69)
Net realized gain on investment transactions	(.10)	(.15)	(.07)	—	(.01)
Total distributions	(.69)	(.77)	(.75)	(.69)	(.70)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 14.18	$ 14.20	$ 14.46	$ 14.90	$ 14.80
Total Return (%)	4.78[a]	3.59	1.84	5.42	10.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	416	401	431	485	523
Ratio of expenses before expense reductions (including interest expense) (%)[b]	1.24	1.35[c]	.92[c]	.88[c]	1.08[c]
Ratio of expenses after expense reductions (including interest expense) (%)[b]	1.23	1.35[c]	.92[c]	.88[c]	1.08[c]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.73	.74	.70	.74	.74
Ratio of net investment income (%)	4.13	4.32	4.63	4.61	4.74
Portfolio turnover rate (%)	41	39	34	25	37
[a] Total returns would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact on net investment income, total return or net asset value.
[c] As restated to reflect interest expense on short term floating rate notes issued in conjunction with inverse floating rate securities (see Note G).
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP shares were converted into Class S shares on July 14, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes during the year ended March 31, 2007 was approximately $57,000,000, with a weighted average interest rate of 3.90%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From October 31, 2006 through March 31, 2007, the Fund incurred approximately $630,700 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2008.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities and investment in futures contracts. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax exempt income	$ 168,778
Undistributed ordinary income*	$ 45,037
Net unrealized appreciation (depreciation) on investments	$ 25,491,199

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended March 31,
	2007	2006
Distributions from tax-exempt income	$ 18,385,679	$ 19,609,211
Distributions from ordinary income*	$ 3,087,387	$ —
Distributions from long-term capital gains	$ —	$ 4,746,236
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at March 31, 2007.

B. Purchases and Sales of Securities

During the year ended March 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $189,453,342 and $187,111,520, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to the portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from April 1, 2006 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

First $400 million of the Fund's average daily net assets	.600%
Next $600 million of such net assets	.525%
Over $1 billion of such net assets	.500%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $400 million of the Fund's average daily net assets	.515%
Next $600 million of such net assets	.440%
Over $1 billion of such net assets	.415%

Accordingly for the year ended March 31, 2007, the fee pursuant to these agreements was equivalent to an annual effective rate of 0.52% of the Fund's average daily net assets.

For the period from April 1, 2006 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.73%
Class B	.73%
Class C	.73%
Class S	.73%

For the period from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.96%
Class B	1.71%
Class C	1.70%
Class S	.71%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.97%
Class S	.72%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with DIMA, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through March 31, 2007, the Advisor received an Administration Fee of $373,806, of which $37,430 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the current transfer agency agreement for the Fund, except for the named transfer agent. For the year ended March 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2007
Class A	$ 5,588	$ 842	$ 1,534
Class B	3,078	688	868
Class C	2,416	834	991
Class AARP	1,905	143	—
Class S	117,975	56,301	—
	$ 130,962	$ 58,808	$ 3,393

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Service Agreement. For the period from April 1, 2006 through May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $11,781, all of which is paid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2007
Class B	$ 50,297	$ 4,127
Class C	39,342	3,333
	$ 89,639	$ 7,460

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2007	Annual Effective Rate
Class A	$ 30,212	$ 2,386.23%
Class B	16,627	1,354.25%
Class C	12,842	1,090.24%
	$ 59,681	$ 4,830

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2007 aggregated $5,218.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2007, the CDSC for Class B and C shares aggregated $7,846 and $291, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting," aggregated $28,680, of which $7,440 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

D. Fee Reductions

For the year ended March 31, 2007, the Advisor reimbursed the Fund $1,464, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended March 31, 2007, the custodian fee was reduced by $823 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.50 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	208,762	$ 2,963,037	530,718	$ 7,641,834
Class B	12,456	176,629	15,972	230,385
Class C	48,994	697,291	61,564	886,575
Class AARP*	1,195	16,894	67,995	985,419
Class S	5,041,524	71,463,018	2,949,992	42,592,900
		$ 75,316,869		$ 52,337,113
Shares issued to shareholders in reinvestment of distributions
Class A	29,005	$ 411,663	49,372	$ 713,605
Class B	11,268	159,815	14,884	214,713
Class C	10,896	154,550	13,986	201,765
Class AARP*	5,289	74,398	21,235	306,346
Class S	816,367	11,587,694	955,050	13,785,668
		$ 12,388,120		$ 15,222,097
Shares converted*
Class AARP	(531,962)	(7,480,031)	—	—
Class S	531,622	7,480,031	—	—
		$ —		$ —
Shares redeemed
Class A	(406,974)	$ (5,780,723)	(973,131)	$ (14,026,115)
Class B	(53,603)	(761,238)	(78,352)	(1,129,041)
Class C	(89,124)	(1,265,606)	(106,261)	(1,531,212)
Class AARP*	(102,338)	(1,440,986)	(111,616)	(1,612,714)
Class S	(5,298,272)	(75,194,995)	(5,456,838)	(78,897,035)
		$ (84,443,548)		$ (97,196,117)
Redemption fees		$ 3,803		$ 14
Net increase (decrease)
Class A	(169,207)	$ (2,406,023)	(393,041)	$ (5,670,676)
Class B	(29,879)	(424,794)	(47,496)	(683,943)
Class C	(29,234)	(413,765)	(30,711)	(442,872)
Class AARP*	(627,816)	(8,829,725)	(22,386)	(320,949)
Class S	1,091,241	15,339,551	(1,551,796)	(22,518,453)
		$ 3,265,244		$ (29,636,893)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

G. Restatement Information

Subsequent to the issuance of its March 31, 2006 financial statements, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 (FAS 140) had not been met for certain transfers of municipal bonds during the fiscal years ended March 31, 2006, 2005, 2004 and 2003 and that the transfers should have been accounted for as secured borrowings rather than as sales (see Note A, "Inverse Floaters" for further details). Accordingly, the Fund has restated certain ratios in the financial highlights for the years ended March 31, 2006, 2005, 2004, and 2003, to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense in the Statement of Operations.

A summary of the effects of the restatement is as follows:

Financial Highlights for the Years Ended March 31, 2006, 2005, 2004 and 2003
	2006		2005		2004		2003
	Previously Reported	Restated	Previously Reported	Restated	Previously Reported	Restated	Previously Reported	Restated
Class A ratio of expenses before expense reductions	0.98%	1.59%	0.94%	1.16%	0.97%	1.11%	0.97%	1.31%
Class A ratio of expenses after expense reductions	0.98%	1.59%	0.94%	1.16%	0.95%	1.09%	0.97%	1.31%
Class B ratio of expenses before expense reductions	1.75%	2.36%	1.69%	1.91%	1.80%	1.94%	1.80%	2.14%
Class B ratio of expenses after expense reductions	1.73%	2.34%	1.69%	1.91%	1.77%	1.91%	1.80%	2.14%
Class C ratio of expenses before expense reductions	1.74%	2.35%	1.68%	1.90%	1.78%	1.92%	1.79%	2.13%
Class C ratio of expenses after expense reductions	1.73%	2.34%	1.68%	1.90%	1.75%	1.89%	1.79%	2.13%
Class S ratio of expenses before expense reductions	0.74%	1.35%	0.70%	0.92%	0.74%	0.88%	0.74%	1.08%
Class S ratio of expenses after expense reductions	0.74%	1.35%	0.70%	0.92%	0.74%	0.88%	0.74%	1.08%

While the Statements of Assets and Liabilities as of March 31, 2006, 2005, 2004 and 2003 (not presented herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and payable for floating rate notes issued by corresponding amounts at each year end, with no effect on previously reported net assets. The Statements of Operations for the years ended March 31, 2006, 2005, 2004 and 2003 (not presented herein) have not been reissued to give effect to the restatement, but the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Trust and the Shareholders of DWS Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Massachusetts Tax-Free Fund at March 31, 2007, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note G to the financial statements, certain ratios in the financial highlights for the years ended March 31, 2006, 2005, 2004 and 2003 have been restated.

Boston, Massachusetts May 24, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.10 per share from net short-term capital gains during its year ended March 31, 2007, of which 100% are designated as ordinary income dividends for federal income tax purposes.

Of the dividends paid from net investment income for the taxable year ended March 31, 2007, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of March 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	84
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	82
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	84
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	84
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	84
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	84
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	84
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care[1] (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	84
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	84
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	84
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	84
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		82
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	83
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SQMAX	SQMBX	SQMCX
CUSIP Number	23337J 104	23337J 203	23337J 302
Fund Number	412	612	712
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCMAX
Fund Number	2012

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, Mach 31, 2007, DWS Massachusetts Tax-Free Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MASSACHUSETTS TAX FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$70,000	$128	$0	$0
2006	$64,800	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$192,500	$11,930	$0
2006	$136,700	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$11,930	$0	$11,930
2006	$0	$197,605	$30,654	$228,259

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007